                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6441
                                  ----------------------------------------------

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                  64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:  12-31
                        --------------------------------------------------------

Date of reporting period:  12-31-2006
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

AMERICAN CENTURY INVESTMENTS

Annual Report
December 31, 2006

[photo of winter scene]

International Bond Fund

Prospectus Supplement Enclosed

[american century investments logo and text logo]

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers, Jr.
FOUNDER
AMERICAN CENTURY COMPANIES, INC.

James E. Stowers III
CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

We have the privilege of providing you with the annual report for the American
Century International Bond Fund for the 12 months ended December 31, 2006. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon will retire in the first quarter of 2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Before joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial Officer
Jonathan Thomas will be appointed president and CEO effective March 1, 2007.
Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Jonathan also serves on the corporate Board of Directors, and will report to the Board in his new position.
Before joining American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service --
American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm are transitioning to two talented, committed, and experienced top executives.

Table of Contents

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Dollar Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

INTERNATIONAL BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

BY DAVID MACEWEN, CHIEF INVESTMENT OFFICER, FIXED INCOME

[photo of David MacEwen]

GLOBAL ECONOMIES EXPANDED & RATES ROSE

The global economy expanded at a respectable pace in 2006, moderating toward year-end as interest rates rose. In the Eurozone, quarterly real gross domestic product (GDP) growth peaked at 1.0% (non-annualized) in the second quarter, aided by a strengthening labor market and "accommodative" interest rates.
Economic activity decelerated to 0.5% by the third quarter as energy prices flared and rates rose. However, improving consumer confidence, a seasonally adjusted 7.6% unemployment rate in November (down from 8.3% in December 2005), and a healthy corporate sector enabled the economy to remain on firm footing.
That strength helped convince the European Central Bank (ECB) to raise its main refinancing rate four times in 2006 to 3.50%.

Unlike the ECB, the Bank of England (BoE) held rates steady during the first half of 2006 as the U.K.'s economy expanded at a non-annualized 0.7% during both the first and second quarters. Rising inflation, investment-growth acceleration, robust housing activity, and still-respectable economic activity convinced the
BoE to increase its benchmark interest rate twice during the second half, pushing rates to 5.0% by year-end.

In Japan, strong exports and steady domestic demand fueled continued expansion.
Unfortunately, softening manufacturing activity, a spike in crude oil prices, and a small rate increase in July dragged down GDP growth from a highpoint of
0.7% (non-annualized) in the first quarter to only 0.2% in the third quarter.
Inflation expectations followed suit, tapering off late in the year and convincing the Bank of Japan to hold rates steady at around 0.25%.

DOLLAR WEAKNESS BOOSTED FOREIGN BOND RETURNS

Economic expansion and rising rates weighed on foreign bonds, generally pushing prices down and yields up. In local-currency terms, government-issue (Treasury)
bond returns in the Eurozone averaged -0.24% in 2006, according to Lehman
Brothers, while returns for U.K. and Japanese bonds were 0.53% and 0.35%, respectively. Fortunately for U.S. investors, dollar weakness against many foreign currencies boosted bond returns. As 2006 progressed, the U.S. Federal
Reserve's rate-raising campaign halted while rates continued to rise elsewhere.
This helped the euro and the pound post double-digit gains versus the greenback, while the yen lost modest ground.

U.S. DOLLAR RETURNS
For the 12 months ended December 31, 2006
--------------------------------------------------------------------------------
U.S. Dollar vs. the British Pound                           -12.04%
--------------------------------------------------------------------------------
U.S. Dollar vs. the Euro                                    -10.24%
--------------------------------------------------------------------------------
U.S. Dollar vs. the Japanese Yen                              1.12%
--------------------------------------------------------------------------------

------

International Bond - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2006
                                   --------------------------------
                                       AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE     INCEPTION
                           1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS              8.25%   10.72%      4.86%     6.54%        1/7/92
--------------------------------------------------------------------------------
FUND BENCHMARK(1)           9.68%   12.01%      5.83%     7.07%(2)       --
--------------------------------------------------------------------------------
J.P. MORGAN GLOBAL TRADED
GOVERNMENT BOND INDEX       5.94%    8.31%      5.32%     6.26%(2)       --
--------------------------------------------------------------------------------
Institutional               8.43%     --         --       5.96%        8/2/04
--------------------------------------------------------------------------------
Advisor                     8.03%   10.47%       --       4.67%       10/27/98
--------------------------------------------------------------------------------

(1) See Index Definitions page.

(2) Since 12/31/91, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1,
1998, the fund benchmark has been the J.P. Morgan Global Traded Government Bond
Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------

International Bond - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
--------------------------------------------------------------------------------------------------
                     1997    1998     1999    2000    2001    2002    2003    2004    2005   2006
--------------------------------------------------------------------------------------------------
Investor Class      -5.88%  17.87%  -10.36%  -1.20%  -1.66%  23.53%  19.91%  13.10%  -8.23%  8.25%
--------------------------------------------------------------------------------------------------
Fund benchmark      -5.33%  18.49%   -9.61%  -0.23%  -1.16%  25.26%  21.97%  14.39%  -8.04%  9.68%
--------------------------------------------------------------------------------------------------
J.P. Morgan Global
Traded Government
Bond Index           1.40%  15.31%   -5.08%   2.32%  -0.80%  19.37%  14.53%  10.11%  -6.53%  5.94%
--------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. From the fund's inception to December 31, 1997, the fund benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1,
1998, the fund benchmark has been the J.P. Morgan Global Traded Government Bond
Index (excluding the U.S. and with Japan weighted at 15%). The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

International Bond - Portfolio Commentary

PORTFOLIO MANAGER: JON JONSSON

MR. JONSSON, VICE PRESIDENT AND HEAD OF GLOBAL SHORT DURATION AND LONDON BROAD
MARKET PORTFOLIO MANAGEMENT FOR J.P. MORGAN INVESTMENT MANAGEMENT (THE FUND'S
SUBADVISOR) HAS BEEN A PORTFOLIO MANAGER WITH THE FIRM SINCE 2001. HE BECAME A
PORTFOLIO MANAGER ON INTERNATIONAL BOND IN 2006 AND, EFFECTIVE JANUARY 1, 2007,
ASSUMED SOLE RESPONSIBILITY FOR THE FUND'S DAY-TO-DAY INVESTMENT DECISIONS.
JULIAN LE BERON, WHO WAS THE FUND'S PORTFOLIO MANAGER SINCE 2002, WAS PROMOTED
TO STRATEGIST FOR U.K. MARKETS AND REMAINS INVOLVED IN THE OVERALL MANAGEMENT OF
THE PORTFOLIO AS IT RELATES TO THOSE MARKETS.

PERFORMANCE SUMMARY

International Bond returned 8.25%* in 2006, rebounding from a 2005 loss after posting double-digit gains in 2002-2004. By comparison, the J.P. Morgan Global
Traded Government Bond Index (JPM GTGBI) returned 5.94% in 2006. The fund's benchmark -- the JPM GTGBI with the U.S. excluded and Japan weighted at 15% --
returned 9.68% for the reporting period. The portfolio's results reflect operating expenses, while the returns of the indices do not.

Dollar weakness against many foreign currencies resulted in competitive international bond returns for U.S. investors, in spite of limited local-currency performance in many instances. According to Lehman Brothers,
Eurozone and U.K. bonds returned 11.52% and 14.60% in 2006, respectively, once converted to greenbacks. The same couldn't be said for Japanese government bonds, however, which fell a dollar-converted 0.60%.

International Bond outperformed the JPM GTGBI primarily because of its underweight position in U.S. dollar-denominated assets compared with that index.
The fund underperformed the benchmark primarily because of the mixed results generated by some of our currency-related strategies and comparative country weightings.

SUCCESSFUL EUROZONE STRATEGIES

For much of 2006, the portfolio's Eurozone bond strategy was based on expectations for a declining gap (spread) between short- and long-term bond yields. This reflected our belief that economic prosperity and gathering regional inflation pressures would convince the European Central Bank to continue raising short-term interest rates (after increasing them in December
2005 for the first time since October 2000). In such an environment, we expected that yields on short-term bonds would rise in anticipation of further rate hikes even as yields on long-term bonds would be held down by ongoing demand for these securities.

As a result, we emphasized a bond maturity structure designed to outperform in such an environment, which

PORTFOLIO AT A GLANCE

--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
Weighted Average
Maturity                               9.1 years             9.0 years
--------------------------------------------------------------------------------
Average Duration
(Modified)                             6.7 years             5.9 years
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       12/31/06               6/30/06
--------------------------------------------------------------------------------
Government Bonds                         57.2%                 61.1%
--------------------------------------------------------------------------------
Credit                                   34.4%                 35.9%
--------------------------------------------------------------------------------
Short-Term Investments                    4.6%                  3.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          2.7%                  0.1%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           1.1%                (1.0)%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------

International Bond - Portfolio Commentary

paid off as spreads narrowed. For example, spreads between two- and 10-year
Eurozone bonds decreased by approximately 30 basis points (0.30%) during the third quarter.

Until the fourth quarter, we slightly overweighted Eurozone securities compared with the benchmark, while generally underweighting Japanese and U.K. bonds. This generated mixed results as Japanese bonds narrowly underperformed Eurozone equivalents while U.K. bonds outperformed by approximately 70 basis points, according to Lehman.

FOREIGN-EXCHANGE STRATEGIES PROVIDED MIXED RESULTS

The portfolio was overweighted in the U.S. dollar compared with the benchmark during most of 2006, which dragged on performance when the dollar declined, particularly against the euro. Our strategy reflected expectations (which didn't pan out) that rising global interest rates would lead investors to favor lower-risk investments, boosting demand for the comparatively high yields of
U.S. Treasurys and the dollars needed to buy them.

Some of our other currency-related efforts worked out far better. For example, we maintained a general overweight in the pound compared with the benchmark, boosting returns as the dollar fell 12.04% versus the U.K.'s currency, according to Bloomberg. Our benchmark-compared underweight in the yen paid off too as the dollar appreciated 1.12% versus Japan's currency.

OTHER CREDIT HOLDINGS

Part of the portfolio was kept in non-government bonds, an overweight compared with the benchmark. We favored what we felt were attractively valued high-quality corporate and securitized bonds. These securities generally produced better local-currency returns than government-issued equivalents in
2006, benefiting International Bond's performance.

STARTING POINT FOR THE NEXT REPORT PERIOD

As of December 31, 2006, we believed that the economic and inflationary backdrop in the Eurozone could lead to further interest-rate increases. As a result, we adopted a slightly underweighted exposure to the region's bonds, compared with the benchmark. We also slightly overweighted U.K. bonds, thinking that the Bank of England may keep interest rates on hold longer than expected.

BOND HOLDINGS BY COUNTRY
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/06               6/30/06
--------------------------------------------------------------------------------
Germany*                                 18.8%                 19.5%
--------------------------------------------------------------------------------
United Kingdom                           16.2%                  8.0%
--------------------------------------------------------------------------------
France*                                  15.7%                 28.5%
--------------------------------------------------------------------------------
Spain*                                   11.4%                  9.9%
--------------------------------------------------------------------------------
Japan                                     8.6%                 10.6%
--------------------------------------------------------------------------------
Italy*                                    7.5%                  4.0%
--------------------------------------------------------------------------------
Belgium*                                  4.7%                  2.6%
--------------------------------------------------------------------------------
Canada                                    4.2%                  3.7%
--------------------------------------------------------------------------------
Finland*                                  3.7%                  4.2%
--------------------------------------------------------------------------------
Multi-National                            1.4%                  6.8%
--------------------------------------------------------------------------------
Sweden                                    1.3%                   --
--------------------------------------------------------------------------------
Denmark                                   1.1%                  1.3%
--------------------------------------------------------------------------------
Ireland*                                  0.9%                  1.0%
--------------------------------------------------------------------------------
Australia                                 0.7%                  0.8%
--------------------------------------------------------------------------------
Cash and equivalents**                    3.8%                (0.9)%
--------------------------------------------------------------------------------

*  These countries are members of the Eurozone.

** Includes temporary cash investments and other assets and liabilities.

------

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical

                                                                    (continued)

------

Shareholder Fee Example (Unaudited)

example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                         BEGINNING      ENDING       DURING PERIOD*   ANNUALIZED
                       ACCOUNT VALUE  ACCOUNT VALUE     7/1/06 -       EXPENSE
                          7/1/06       12/31/06        12/31/06         RATIO*
--------------------------------------------------------------------------------
INTERNATIONAL BOND SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class            $1,000      $1,045.50         $4.18           0.81%
--------------------------------------------------------------------------------
Institutional Class       $1,000      $1,046.80         $3.15           0.61%
--------------------------------------------------------------------------------
Advisor Class             $1,000      $1,044.60         $5.46           1.06%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class            $1,000      $1,021.12         $4.13           0.81%
--------------------------------------------------------------------------------
Institutional Class       $1,000      $1,022.13         $3.11           0.61%
--------------------------------------------------------------------------------
Advisor Class             $1,000      $1,019.86         $5.40           1.06%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

International Bond -  Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                      Value
--------------------------------------------------------------------------------

GOVERNMENT BONDS -- 57.2%

AUSTRALIA -- 0.7%
--------------------------------------------------------------------------------
AUD            13,100,000  Australia
                           Commonwealth,
                           7.50%, 9/15/09                        $   10,700,181
--------------------------------------------------------------------------------

BELGIUM -- 0.5%
--------------------------------------------------------------------------------
Euro            4,550,000  Kingdom of Belgium,
                           8.00%, 3/28/15                             7,662,423
--------------------------------------------------------------------------------

CANADA -- 4.2%
--------------------------------------------------------------------------------
Euro            3,500,000  Government of Canada,
                           4.875%, 7/7/08                             4,684,276
--------------------------------------------------------------------------------
CAD            24,050,000  Government of Canada,
                           3.75%, 9/1/11                             20,435,997
--------------------------------------------------------------------------------
CAD            34,350,000  Government of Canada,
                           5.75%, 6/1/33                             37,080,543
--------------------------------------------------------------------------------
                                                                     62,200,816
--------------------------------------------------------------------------------

DENMARK -- 1.1%
--------------------------------------------------------------------------------
DKK            87,000,000  Kingdom of Denmark,
                           6.00%, 11/15/09                           16,248,726
--------------------------------------------------------------------------------

FINLAND -- 3.7%
--------------------------------------------------------------------------------
Euro           40,000,000  Government of Finland,
                           5.00%, 4/25/09                            54,051,015
--------------------------------------------------------------------------------

FRANCE -- 8.6%
--------------------------------------------------------------------------------
Euro           23,100,000  Government of France,
                           3.50%, 4/25/15                            29,477,408
--------------------------------------------------------------------------------
Euro           14,400,000  Government of France,
                           3.25%, 4/25/16                            17,930,068
--------------------------------------------------------------------------------
Euro           18,800,000  Government of France,
                           5.00%, 10/25/16                           26,802,671
--------------------------------------------------------------------------------
Euro           15,000,000  Government of France,
                           8.50%, 4/25/23                            30,149,274
--------------------------------------------------------------------------------
Euro           14,050,000  Government of France,
                           5.50%, 4/25/29                            22,220,512
--------------------------------------------------------------------------------
                                                                    126,579,933
--------------------------------------------------------------------------------

GERMANY -- 9.8%
--------------------------------------------------------------------------------
Euro            4,300,000  German Federal Republic,
                           6.25%, 1/4/24                              7,179,368
--------------------------------------------------------------------------------
Euro           17,940,000  German Federal Republic,
                           5.625%, 1/4/28                            28,675,960
--------------------------------------------------------------------------------
Euro           35,150,000  German Federal Republic,
                           4.75%, 7/4/28                             50,625,962
--------------------------------------------------------------------------------
Euro           39,880,000  German Federal Republic,
                           4.75%, 7/4/34                             58,225,562
--------------------------------------------------------------------------------

                                                                    144,706,852
--------------------------------------------------------------------------------

ITALY -- 4.4%
--------------------------------------------------------------------------------
Euro           44,550,000  Republic of Italy,
                           5.25%, 8/1/17                             64,093,420
--------------------------------------------------------------------------------

JAPAN -- 7.9%
--------------------------------------------------------------------------------
JPY         2,630,000,000  Government of Japan,
                           0.80%, 9/20/10                            21,880,902
--------------------------------------------------------------------------------
JPY         6,386,400,000  Government of Japan,
                           1.30%, 3/20/15                            52,531,768
--------------------------------------------------------------------------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
JPY         1,050,096,000  Government of Japan,
                           1.10%, 9/10/16                         $   8,765,045
--------------------------------------------------------------------------------
JPY         2,470,000,000  Government of Japan,
                           1.70%, 9/20/16                            20,801,568
--------------------------------------------------------------------------------
JPY           320,000,000  Government of Japan,
                           1.90%, 6/20/25                             2,637,622
--------------------------------------------------------------------------------
JPY         1,114,000,000  Government of Japan,
                           2.50%, 9/20/35                             9,798,100
--------------------------------------------------------------------------------
                                                                    116,415,005
--------------------------------------------------------------------------------

SPAIN -- 4.8%
--------------------------------------------------------------------------------
Euro           50,500,000  Government of Spain,
                           5.40%, 7/30/11                            70,593,436
--------------------------------------------------------------------------------

SWEDEN -- 1.3%
--------------------------------------------------------------------------------
SEK           120,900,000  Government of Sweden,
                           5.50%, 10/8/12                            19,156,759
--------------------------------------------------------------------------------

UNITED KINGDOM -- 10.2%
--------------------------------------------------------------------------------
GBP            15,950,000  Government of United
                           Kingdom, 5.00%, 3/7/08                    31,179,439
--------------------------------------------------------------------------------
GBP            16,390,000  Government of United
                           Kingdom, 4.00%, 3/7/09                    31,344,258
--------------------------------------------------------------------------------
GBP            12,900,000  Government of United
                           Kingdom, 4.25%, 3/7/11                    24,513,527
--------------------------------------------------------------------------------
GBP             9,100,000  Government of United
                           Kingdom, 8.00%, 6/7/21                    24,037,674
--------------------------------------------------------------------------------
GBP             8,950,000  Government of United
                           Kingdom, 4.25%, 6/7/32                    17,452,216
--------------------------------------------------------------------------------
GBP             9,900,000  Government of United
                           Kingdom, 4.75%, 12/7/38                   21,349,854
--------------------------------------------------------------------------------
                                                                    149,876,968
--------------------------------------------------------------------------------

TOTAL GOVERNMENT BONDS
(Cost $812,505,952)                                                 842,285,534
--------------------------------------------------------------------------------

CREDIT -- 34.4%

FRANCE -- 6.7%
--------------------------------------------------------------------------------
Euro           28,050,000  Cie Financement Foncier,
                           3.625%, 1/28/08                           36,912,423
--------------------------------------------------------------------------------
JPY         1,450,000,000  Cie Financement Foncier,
                           1.25%, 12/1/11                            12,143,925
--------------------------------------------------------------------------------
Euro           37,900,000  Dexia Municipal Agency,
                           3.25%, 7/12/08                            49,507,876
--------------------------------------------------------------------------------
                                                                     98,564,224
--------------------------------------------------------------------------------

GERMANY -- 9.0%
--------------------------------------------------------------------------------
Euro           43,400,000  DEPFA Deutsche
                           Pfandbriefbank AG, (Covered Bond),
                           5.50%, 2/12/08                            58,230,747
--------------------------------------------------------------------------------
Euro           44,300,000  Eurohypo AG, (Covered
                           Bond), 3.75%, 4/11/11                     57,727,953
--------------------------------------------------------------------------------
JPY         1,800,000,000  KFW, 1.85%, 9/20/10                       15,560,494
--------------------------------------------------------------------------------
                                                                    131,519,194
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

International Bond -  Schedule of Investments

DECEMBER 31, 2006

Principal Amount                                                      Value
--------------------------------------------------------------------------------

IRELAND -- 0.9%
--------------------------------------------------------------------------------
Euro           10,000,000  Ulster Bank Finance plc,
                           VRN, 3.81%, 3/29/07,  resets quarterly off the
                           3-month Euribor plus
                           0.09% with no caps                    $   13,205,928
--------------------------------------------------------------------------------

ITALY -- 3.1%
--------------------------------------------------------------------------------
Euro           36,400,000  Italy Buoni Poliennali
                           del Tesoro, 2.75%, 6/15/10                46,195,584
--------------------------------------------------------------------------------

JAPAN -- 0.7%
--------------------------------------------------------------------------------
JPY         1,280,000,000  Development Bank of
                           Japan, 2.30%, 3/19/26                     10,909,432
--------------------------------------------------------------------------------

MULTI-NATIONAL -- 1.4%
--------------------------------------------------------------------------------
GBP            10,550,000  European Investment
                           Bank, 4.75%, 6/6/12                       20,189,659
--------------------------------------------------------------------------------

SPAIN -- 6.6%
--------------------------------------------------------------------------------
Euro           43,400,000  AYT Cedulas Cajas VII,
                           4.00%, 6/23/11                            57,061,862
--------------------------------------------------------------------------------
Euro           18,000,000  Banco Bilbao Vizcaya,
                           4.25%, 9/26/07                            23,806,877
--------------------------------------------------------------------------------
Euro            4,227,759  FTA Santander Auto, VRN,
                           3.68%, 2/25/07, resets
                           quarterly off the 3-month
                           Euribor plus 0.06%
                           with no caps                               5,574,148
--------------------------------------------------------------------------------
Euro            8,282,182  UCI, VRN, 3.82%, 3/18/07,
                           resets quarterly off the
                           3-month Euribor plus
                           0.14% with no caps                        10,929,049
--------------------------------------------------------------------------------
                                                                     97,371,936
--------------------------------------------------------------------------------

UNITED KINGDOM -- 6.0%
--------------------------------------------------------------------------------
Euro           10,000,000  Barclays Bank plc, VRN,
                           3.69%, 1/22/07, resets
                           quarterly off the 3-month
                           Euribor plus 0.18%
                           with no caps                              13,189,813
--------------------------------------------------------------------------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------

Euro           10,000,000  HBOS Treasury Services plc,
                           VRN, 3.77%, 3/14/07,
                           resets quarterly off the
                           3-month Euribor plus
                           0.10% with no caps                    $   13,213,121
--------------------------------------------------------------------------------
GBP            18,500,000  Network Rail MTN
                           Finance plc, 4.875%,
                           3/6/09                                    35,854,648
--------------------------------------------------------------------------------
GBP            12,550,000  Network Rail MTN
                           Finance plc, 4.75%,
                           11/29/35                                  25,677,163
--------------------------------------------------------------------------------
                                                                     87,934,745
--------------------------------------------------------------------------------

TOTAL CREDIT
(Cost $482,484,383)                                                 505,890,702
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.6%

BELGIUM -- 4.2%
--------------------------------------------------------------------------------
Euro           48,000,000  Government of
                           Belgium Treasury Bill,
                           3.42%, 2/15/07(1)                         63,073,549
--------------------------------------------------------------------------------

FRANCE -- 0.4%
--------------------------------------------------------------------------------
Euro            4,000,000  Government of France
                           Treasury Bill, 3.35%,
                           3/15/07(1)(2)                              5,243,698
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $68,644,989)                                                   68,317,247
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.7%

USD            39,187,000  FHLB Discount Notes,
                           4.80%, 1/2/07(1)
(Cost $39,171,325)                                                   39,171,325
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 98.9%
(Cost $1,402,806,649)                                             1,455,664,808
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- 1.1%                                              16,104,617
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $1,471,769,425
================================================================================

FUTURES CONTRACTS

                                Expiration      Underlying Face    Unrealized
   Contracts Purchased             Date         Amount at Value    Gain (Loss)
--------------------------------------------------------------------------------
    473  Canada 10-year
         6% Bond Future         March 2007       $ 46,215,864     $  (436,599)
--------------------------------------------------------------------------------
  1,297  Euro-Bobl 5-year
         6% Future              March 2007        186,282,987      (1,988,052)
--------------------------------------------------------------------------------
    230  Euro-Schatz 2-year
         6% Future              March 2007         31,408,398        (157,201)
--------------------------------------------------------------------------------
    445  U.K. Treasury
         10-year 6% Future      March 2007         94,245,979      (1,280,674)
--------------------------------------------------------------------------------
                                                 $358,153,228     $(3,862,526)
                                            ====================================

                                Expiration      Underlying Face    Unrealized
      Contracts Sold               Date         Amount at Value    Gain (Loss)
--------------------------------------------------------------------------------
    609  Euro-Bund
         10-year 6% Future      March 2007        $93,263,579      $1,906,722
                                            ====================================

See Notes to Financial Statements.                                  (continued)

------

International Bond - Schedule of Investments

DECEMBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                  Settlement                       Unrealized
      Contracts to Sell              Date             Value        Gain (Loss)
--------------------------------------------------------------------------------
      9,082,610  CAD for AUD        1/30/07         $7,802,706       $158,537
--------------------------------------------------------------------------------
      1,134,460  Euro for CAD       1/30/07          1,499,224          7,449
--------------------------------------------------------------------------------
     13,039,541  NOK for CAD        1/30/07          2,125,931        (53,014)
--------------------------------------------------------------------------------
     14,232,744  NOK for CAD        1/30/07          2,320,468        (41,091)
--------------------------------------------------------------------------------
      5,829,751  AUD for CHF        1/30/07          4,597,691        (11,161)
--------------------------------------------------------------------------------
      5,966,394  GBP for CHF        1/30/07         11,685,819        124,073
--------------------------------------------------------------------------------
      4,916,446  CAD for Euro       1/30/07          4,223,630         89,525
--------------------------------------------------------------------------------
        927,096  GBP for Euro       1/30/07          1,815,816         11,247
--------------------------------------------------------------------------------
      1,414,504  GBP for Euro       1/30/07          2,770,457         29,415
--------------------------------------------------------------------------------
      2,429,384  GBP for Euro       1/30/07          4,758,209         11,185
--------------------------------------------------------------------------------
  1,518,401,137  JPY for Euro       1/30/07         12,810,721        398,227
--------------------------------------------------------------------------------
  1,675,099,284  JPY for Euro       1/30/07         14,132,780        424,459
--------------------------------------------------------------------------------
  1,718,406,403  JPY for Euro       1/30/07         14,498,162        490,611
--------------------------------------------------------------------------------
     50,614,438  NOK for Euro       1/30/07          8,252,040        (77,732)
--------------------------------------------------------------------------------
      4,943,756  NZD for Euro       1/30/07          3,481,986        (41,675)
--------------------------------------------------------------------------------
      1,987,541  CAD for GBP        1/30/07          1,707,461         36,192
--------------------------------------------------------------------------------
      3,220,484  CAD for GBP        1/30/07          2,766,659         58,643
--------------------------------------------------------------------------------
     12,604,521  CHF for GBP        1/30/07         10,375,059        157,849
--------------------------------------------------------------------------------
     22,217,260  Euro for GBP       1/30/07         29,360,806       (317,197)
--------------------------------------------------------------------------------
    522,770,820  JPY for GBP        1/30/07          4,410,607        149,253
--------------------------------------------------------------------------------
      1,805,619  Euro for JPY       1/30/07          2,386,182         (4,072)
--------------------------------------------------------------------------------
      7,567,385  GBP for JPY        1/30/07         14,821,532         172,298
--------------------------------------------------------------------------------
     46,603,844  SEK for NOK        1/30/07          6,821,878        (55,579)
--------------------------------------------------------------------------------
      2,310,800  Euro for NZD       1/30/07          3,040,500         (2,316)
--------------------------------------------------------------------------------
      2,543,862  Euro for NZD       1/30/07          3,361,793          9,394
--------------------------------------------------------------------------------
      6,893,139  AUD for SEK        1/30/07          5,436,343        (45,388)
--------------------------------------------------------------------------------
     12,058,355  AUD for USD        1/30/07          9,509,942       (143,494)
--------------------------------------------------------------------------------
      6,940,747  AUD for USD        1/30/07          5,473,890        (20,961)
--------------------------------------------------------------------------------
      2,410,262  CAD for USD        1/30/07          2,070,613          7,719
--------------------------------------------------------------------------------
     21,000,000  CAD for USD        1/30/07         18,040,721        374,840
--------------------------------------------------------------------------------
     37,688,713  CAD for USD        1/30/07         32,377,692        495,220
--------------------------------------------------------------------------------
      2,149,516  CAD for USD        1/30/07          1,846,610         38,285
--------------------------------------------------------------------------------
      5,023,155  CHF for USD        1/30/07          4,134,669         47,982
--------------------------------------------------------------------------------
      2,288,637  CHF for USD        1/30/07          1,883,828        (21,542)
--------------------------------------------------------------------------------
      2,967,346  CHF for USD        1/30/07          2,442,488         29,538
--------------------------------------------------------------------------------
      4,982,971  CHF for USD        1/30/07          4,101,593         46,838
--------------------------------------------------------------------------------
      6,743,052  CHF for USD        1/30/07          5,550,355         63,989
--------------------------------------------------------------------------------
     39,000,000  Euro for USD       1/30/07         51,539,722        512,798
--------------------------------------------------------------------------------
      1,578,593  Euro for USD       1/30/07          2,086,160         12,469
--------------------------------------------------------------------------------
     44,000,000  Euro for USD       1/30/07         58,147,379        217,741
--------------------------------------------------------------------------------
      3,524,037  Euro for USD       1/30/07          4,657,125       (119,152)
--------------------------------------------------------------------------------
     18,801,088  Euro for USD       1/30/07         24,846,226       (152,433)
--------------------------------------------------------------------------------
      7,255,382  Euro for USD       1/30/07          9,588,215         80,307
--------------------------------------------------------------------------------
      7,106,050  Euro for USD       1/30/07          9,390,868        (19,906)
--------------------------------------------------------------------------------
      8,000,000  Euro for USD       1/30/07         10,572,251        (36,731)
--------------------------------------------------------------------------------
     47,443,545  GBP for USD        1/30/07         92,923,244     (1,158,651)
--------------------------------------------------------------------------------
      3,200,000  GBP for USD        1/30/07          6,267,541         27,371
--------------------------------------------------------------------------------
      1,347,594  GBP for USD        1/30/07          2,639,407         (2,192)
--------------------------------------------------------------------------------
      3,757,832  GBP for USD        1/30/07          7,360,115       (223,850)
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

International Bond -  Schedule of Investments

DECEMBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

                                  Settlement                       Unrealized
      Contracts to Sell              Date             Value        Gain (Loss)
--------------------------------------------------------------------------------
    768,678,575  JPY for USD        1/30/07         $6,485,326       $246,191
--------------------------------------------------------------------------------
    217,153,450  JPY for USD        1/30/07          1,832,119         60,815
--------------------------------------------------------------------------------
  3,166,165,837  JPY for USD        1/30/07         26,712,880        161,677
--------------------------------------------------------------------------------
     48,266,434  NOK for USD        1/30/07          7,869,228       (115,148)
--------------------------------------------------------------------------------
      2,121,754  NZD for USD        1/30/07          1,494,394        (12,985)
--------------------------------------------------------------------------------
      4,685,724  NZD for USD        1/30/07          3,300,249       (170,748)
--------------------------------------------------------------------------------
    133,787,268  SEK for USD        1/30/07         19,583,802        (54,354)
--------------------------------------------------------------------------------
                                                  $615,993,112     $1,850,765
                                                 ===============================

(Value on Settlement Date $617,843,877)

                                  Settlement                       Unrealized
        Contracts to Buy             Date             Value        Gain (Loss)
--------------------------------------------------------------------------------
     10,108,656  AUD for CAD        1/30/07        $7,972,292         $11,048
--------------------------------------------------------------------------------
      1,736,290  CAD for Euro       1/30/07         1,491,616         (15,058)
--------------------------------------------------------------------------------
      2,366,394  CAD for NOK        1/30/07         2,032,926         (39,991)
--------------------------------------------------------------------------------
      2,611,896  CAD for NOK        1/30/07         2,243,833         (35,544)
--------------------------------------------------------------------------------
      5,417,716  CHF for AUD        1/30/07         4,459,441        (127,089)
--------------------------------------------------------------------------------
     13,956,767  CHF for GBP        1/30/07        11,488,124        (321,769)
--------------------------------------------------------------------------------
      3,230,256  Euro for CAD       1/30/07         4,268,884         (44,271)
--------------------------------------------------------------------------------
      3,620,085  Euro for GBP       1/30/07         4,784,055          14,662
--------------------------------------------------------------------------------
      1,368,993  Euro for GBP       1/30/07         1,809,167         (17,896)
--------------------------------------------------------------------------------
      2,093,899  Euro for GBP       1/30/07         2,767,153         (32,719)
--------------------------------------------------------------------------------
     11,150,663  Euro for JPY       1/30/07        14,735,951        (252,822)
--------------------------------------------------------------------------------
      9,950,311  Euro for JPY       1/30/07        13,149,648         (59,300)
--------------------------------------------------------------------------------
     11,016,186  Euro for JPY       1/30/07        14,558,236             997
--------------------------------------------------------------------------------
      6,185,229  Euro for NOK       1/30/07         8,173,974            (334)
--------------------------------------------------------------------------------
      2,595,924  Euro for NZD       1/30/07         3,430,595          (9,716)
--------------------------------------------------------------------------------
        881,100  GBP for CAD        1/30/07         1,725,728         (17,924)
--------------------------------------------------------------------------------
      1,434,883  GBP for CAD        1/30/07         2,810,371         (14,931)
--------------------------------------------------------------------------------
      5,338,908  GBP for CHF        1/30/07        10,456,821         (76,088)
--------------------------------------------------------------------------------
     15,012,001  GBP for Euro       1/30/07        29,402,605         358,997
--------------------------------------------------------------------------------
      2,306,511  GBP for JPY        1/30/07         4,517,549         (42,312)
--------------------------------------------------------------------------------
    274,759,248  JPY for Euro       1/30/07         2,318,138         (63,972)
--------------------------------------------------------------------------------
  1,716,744,633  JPY for GBP        1/30/07        14,484,141        (509,686)
--------------------------------------------------------------------------------
     41,947,805  NOK for SEK        1/30/07         6,839,056          72,757
--------------------------------------------------------------------------------
      4,905,354  NZD for Euro       1/30/07         3,454,939          83,752
--------------------------------------------------------------------------------
      4,339,614  NZD for Euro       1/30/07         3,060,259          22,075
--------------------------------------------------------------------------------
     37,066,820  SEK for AUD        1/30/07         5,425,847          34,892
--------------------------------------------------------------------------------
      6,933,782  AUD for USD        1/30/07         5,468,396          42,504
--------------------------------------------------------------------------------
      7,247,878  AUD for USD        1/30/07         5,716,111          48,771
--------------------------------------------------------------------------------
      3,102,512  CAD for USD        1/30/07         2,665,312         (82,949)
--------------------------------------------------------------------------------
     30,000,000  CAD for USD        1/30/07        25,772,458        (224,977)
--------------------------------------------------------------------------------
      6,262,886  CAD for USD        1/30/07         5,380,332         (91,385)
--------------------------------------------------------------------------------
      3,245,675  CAD for USD        1/30/07         2,788,301         (50,366)
--------------------------------------------------------------------------------
      5,096,457  CHF for USD        1/30/07         4,195,006          61,023
--------------------------------------------------------------------------------
     10,165,652  CHF for USD        1/30/07         8,367,572         (90,589)
--------------------------------------------------------------------------------
     27,015,477  DKK for USD        1/30/07         4,790,108          31,202
--------------------------------------------------------------------------------
      3,359,912  Euro for USD       1/30/07         4,440,229          (4,599)
--------------------------------------------------------------------------------
     49,089,242  Euro for USD       1/30/07        64,872,972         435,141
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

International Bond -  Schedule of Investments

DECEMBER 31, 2006

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

                                  Settlement                       Unrealized
        Contracts to Buy             Date             Value        Gain (Loss)
--------------------------------------------------------------------------------
     22,656,326  Euro for USD       1/30/07       $29,941,045       $ (176,478)
--------------------------------------------------------------------------------
      9,632,985  Euro for USD       1/30/07        12,730,291          210,205
--------------------------------------------------------------------------------
      4,880,200  Euro for USD       1/30/07         6,449,337             (751)
--------------------------------------------------------------------------------
     18,757,593  Euro for USD       1/30/07        24,788,746          110,670
--------------------------------------------------------------------------------
      1,344,237  Euro for USD       1/30/07         1,776,451             (885)
--------------------------------------------------------------------------------
        942,196  GBP for USD        1/30/07         1,845,392           (2,651)
--------------------------------------------------------------------------------
     22,246,839  GBP for USD        1/30/07        43,572,807          602,534
--------------------------------------------------------------------------------
      1,300,000  GBP for USD        1/30/07         2,546,189          (25,991)
--------------------------------------------------------------------------------
      1,194,418  GBP for USD        1/30/07         2,339,396          (16,977)
--------------------------------------------------------------------------------
    617,860,261  JPY for USD        1/30/07         5,212,875          (69,201)
--------------------------------------------------------------------------------
    175,771,162  JPY for USD        1/30/07         1,482,978          (10,786)
--------------------------------------------------------------------------------
  2,722,281,440  JPY for USD        1/30/07        22,967,836         (972,727)
--------------------------------------------------------------------------------
  1,260,201,262  JPY for USD        1/30/07        10,632,294         (311,597)
--------------------------------------------------------------------------------
  5,428,729,929  JPY for USD        1/30/07        45,802,090       (1,580,889)
--------------------------------------------------------------------------------
    332,740,014  JPY for USD        1/30/07         2,807,321          (90,455)
--------------------------------------------------------------------------------
 2,742,970,350   JPY for USD        1/30/07        23,142,388         (834,626)
--------------------------------------------------------------------------------
     23,184,142  NOK for USD        1/30/07         3,779,879           (8,132)
--------------------------------------------------------------------------------
    136,873,439  NOK for USD        1/30/07        22,315,473          543,567
--------------------------------------------------------------------------------
      9,073,571  NOK for USD        1/30/07         1,479,330           16,215
--------------------------------------------------------------------------------
      4,685,724  NZD for USD        1/30/07         3,300,249          165,593
--------------------------------------------------------------------------------
      2,160,153  NZD for USD        1/30/07         1,521,439           11,643
--------------------------------------------------------------------------------
     45,148,414  SEK for USD        1/30/07         6,608,832          (37,286)
--------------------------------------------------------------------------------
     20,675,369  SEK for USD        1/30/07         3,026,464           (5,854)
--------------------------------------------------------------------------------
                                                 $596,387,248      $(3,493,325)
                                              ==================================

(Value on Settlement Date $599,880,573)

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
DKK = Danish Krone
Euribor = Euro Interbank Offered Rate
FHLB = Federal Home Loan Bank
GBP = British Pound
JPY = Japanese Yen
MTN = Medium Term Note
NOK = Norwegian Krona
NZD = New Zealand Dollar
resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective December 31, 2006.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security, or a portion thereof, has been segregated for the initial margin on futures contracts.

See Notes to Financial Statements.

------

Statement of Assets and Liabilities

DECEMBER 31, 2006
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $1,402,806,649)         $1,455,664,808
-----------------------------------------------------------
Cash                                                                    156,044
-----------------------------------------------------------
Foreign currency holdings, at value (cost of $6,342,486)              6,345,155
-----------------------------------------------------------
Receivable for investments sold                                       5,847,949
-----------------------------------------------------------
Receivable for forward foreign currency exchange contracts            7,630,385
-----------------------------------------------------------
Receivable for capital shares sold                                    3,391,198
-----------------------------------------------------------
Interest receivable                                                  25,206,655
--------------------------------------------------------------------------------
                                                                  1,504,242,194
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                    20,810,298
-----------------------------------------------------------
Payable for forward foreign currency exchange contracts               9,272,945
-----------------------------------------------------------
Payable for capital shares redeemed                                   1,147,585
-----------------------------------------------------------
Payable for variation margin on futures contracts                       286,566
-----------------------------------------------------------
Accrued management fees                                                 929,365
-----------------------------------------------------------
Distribution fees payable                                                13,005
-----------------------------------------------------------
Service fees payable                                                     13,005
--------------------------------------------------------------------------------
                                                                     32,472,769
--------------------------------------------------------------------------------

NET ASSETS                                                       $1,471,769,425
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital paid in                                                  $1,425,769,247
-----------------------------------------------------------
Undistributed net investment income                                   5,906,220
-----------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                   (10,004,194)
-----------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                      50,098,152
--------------------------------------------------------------------------------
                                                                 $1,471,769,425
================================================================================
INVESTOR CLASS
--------------------------------------------------------------------------------
Net assets                                                       $1,317,504,510
-----------------------------------------------------------
Shares outstanding                                                   95,612,838
-----------------------------------------------------------
Net asset value per share                                                $13.78
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Net assets                                                          $88,812,464
-----------------------------------------------------------
Shares outstanding                                                    6,444,138
-----------------------------------------------------------
Net asset value per share                                                $13.78
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
Net assets                                                          $65,452,451
-----------------------------------------------------------
Shares outstanding                                                    4,754,259
-----------------------------------------------------------
Net asset value per share                                                $13.77
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------

Statement of Operations

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------
Interest (net of foreign taxes withheld of $648,718)                $42,476,541
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------
Management fees                                                      10,145,324
-----------------------------------------------------------
Distribution fees -- Advisor Class                                      145,121
-----------------------------------------------------------
Service fees -- Advisor Class                                           145,121
-----------------------------------------------------------
Trustees' fees and expenses                                              95,404
-----------------------------------------------------------
Other expenses                                                           11,917
--------------------------------------------------------------------------------
                                                                     10,542,887
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         31,933,654
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-----------------------------------------------------------
Investment transactions                                             (12,995,524)
-----------------------------------------------------------
Futures transactions                                                  1,361,107
-----------------------------------------------------------
Foreign currency transactions                                        17,058,746
--------------------------------------------------------------------------------
                                                                      5,424,329
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
-----------------------------------------------------------
Investments                                                         (23,199,961)
-----------------------------------------------------------
Futures                                                              (1,955,804)
-----------------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                                88,511,469
--------------------------------------------------------------------------------
                                                                     63,355,704
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              68,780,033
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $100,713,687
================================================================================

See Notes to Financial Statements.

------

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                        $31,933,654     $25,477,168
-----------------------------------------
Net realized gain (loss)                              5,424,329      (6,689,912)
-----------------------------------------
Change in net unrealized
appreciation (depreciation)                          63,355,704    (122,764,909)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           100,713,687    (103,977,653)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-----------------------------------------
  Investor Class                                    (28,566,512)    (32,210,099)
-----------------------------------------
  Institutional Class                                (1,936,362)       (155,712)
-----------------------------------------
  Advisor Class                                      (1,235,411)     (1,533,430)
-----------------------------------------
From net realized gains:
-----------------------------------------
  Investor Class                                       (998,578)    (10,322,977)
-----------------------------------------
  Institutional Class                                    (6,505)        (55,615)
-----------------------------------------
  Advisor Class                                         (48,079)       (563,204)
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (32,791,447)    (44,841,037)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     295,279,553     236,559,374
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               363,201,793      87,740,684

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               1,108,567,632   1,020,826,948
--------------------------------------------------------------------------------
End of period                                    $1,471,769,425  $1,108,567,632
================================================================================

Accumulated undistributed net
investment income (loss)                             $5,906,220     $(8,735,952)
================================================================================

See Notes to Financial Statements.

------

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

                                                                    (continued)

------

Notes to Financial Statements

DECEMBER 31, 2006

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS --  The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications.
The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor
Class) range from 0.2500% to 0.3100%. The Institutional Class and the Advisor
Class are 0.2000% and 0.2500% less at each point within the Complex Fee range, respectively. The effective annual management fee for each class of the fund for the year ended December 31, 2006 was 0.81%, 0.61% and 0.56% for the Investor
Class, Institutional Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not

                                                                    (continued)

------

Notes to Financial Statements

DECEMBER 31, 2006

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31, 2006, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM).
JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2006, were $2,642,041,686 and $2,371,299,018, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

--------------------------------------------------------------------------------
                                                       SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
--------------------------------------------
Sold                                                 49,493,925   $665,869,821
--------------------------------------------
Issued in reinvestment of distributions               1,822,331     24,837,596
--------------------------------------------
Redeemed                                            (35,547,787)  (477,989,458)
--------------------------------------------------------------------------------
Net increase (decrease)                              15,768,469   $212,717,959
================================================================================
YEAR ENDED DECEMBER 31, 2005
--------------------------------------------
Sold                                                 56,500,193   $794,411,698
--------------------------------------------
Issued in reinvestment of distributions               2,492,365     33,729,716
--------------------------------------------
Redeemed                                            (45,307,422)  (623,964,559)
--------------------------------------------------------------------------------
Net increase (decrease)                              13,685,136   $204,176,855
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
--------------------------------------------
Sold                                                  6,167,371    $85,229,598
--------------------------------------------
Issued in reinvestment of distributions                  13,040        179,168
--------------------------------------------
Redeemed                                               (221,727)    (3,075,151)
--------------------------------------------------------------------------------
Net increase (decrease)                               5,958,684    $82,333,615
================================================================================
YEAR ENDED DECEMBER 31, 2005
--------------------------------------------
Sold                                                    489,207     $6,807,977
--------------------------------------------
Issued in reinvestment of distributions                      99          1,362
--------------------------------------------
Redeemed                                                (89,382)    (1,201,687)
--------------------------------------------------------------------------------
Net increase (decrease)                                 399,924     $5,607,652
================================================================================

                                                                    (continued)

------

Notes to Financial Statements

DECEMBER 31, 2006

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2006
--------------------------------------------
Sold                                                  2,635,884    $35,416,680
--------------------------------------------
Issued in reinvestment of distributions                  90,030      1,226,226
--------------------------------------------
Redeemed                                             (2,709,605)   (36,414,927)
--------------------------------------------------------------------------------
Net increase (decrease)                                  16,309       $227,979
================================================================================
YEAR ENDED DECEMBER 31, 2005
--------------------------------------------
Sold                                                  4,913,513    $68,651,101
--------------------------------------------
Issued in reinvestment of distributions                 143,639      1,927,830
--------------------------------------------
Redeemed                                             (3,217,310)   (43,804,064)
--------------------------------------------------------------------------------
Net increase (decrease)                               1,839,842    $26,774,867
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or American Century
Global Investment Management, Inc., has a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended December 31, 2006.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                           2006         2005
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                        $31,738,285  $37,623,143
--------------------------------------------------------------------------------
Long-term capital gains                                 $1,053,162   $7,217,894
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of foreign currency gains, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

                                                                    (continued)

------

Notes to Financial Statements

DECEMBER 31, 2006

7. FEDERAL TAX INFORMATION (CONTINUED)

As of December 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                 $1,404,094,997
================================================================================
Gross tax appreciation of investments                              $59,521,086
---------------------------------------------------
Gross tax depreciation of investments                               (7,951,275)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $51,569,811
================================================================================
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                                     $905,730
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                $52,475,541
================================================================================
Undistributed ordinary income                                       $3,126,859
---------------------------------------------------
Accumulated capital losses                                         $(9,602,222)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2014.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"
(FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

During the fiscal year ended December 31, 2006, the fund distributed $1,046,474, which was designated as capital gains dividends.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-------------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
-------------------------------------------------------------------------------------------------
                                                2006       2005      2004(1)   2003(1)     2002
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $13.03     $14.76     $13.64    $12.19     $10.08
-------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)                0.34       0.30       0.36      0.37       0.36
-----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                         0.73      (1.49)      1.40      2.03       2.01
-------------------------------------------------------------------------------------------------
  Total From Investment Operations               1.07      (1.19)      1.76      2.40       2.37
-------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                    (0.31)     (0.41)     (0.59)    (0.85)     (0.26)
-----------------------------------------
  From Net Realized Gains                       (0.01)     (0.13)     (0.05)    (0.10)        --
-------------------------------------------------------------------------------------------------
  Total Distributions                           (0.32)     (0.54)     (0.64)    (0.95)     (0.26)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.78     $13.03     $14.76    $13.64     $12.19
=================================================================================================
  TOTAL RETURN(3)                                8.25%     (8.23)%    13.10%    19.91%    23.53%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            0.82%       0.82%     0.83%     0.84%     0.85%
-----------------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                            2.51%       2.17%     2.60%     2.80%     3.28%
-----------------------------------------
Portfolio Turnover Rate                           206%        226%      104%      112%      137%
-----------------------------------------
Net Assets, End of Period (in thousands)    $1,317,505  $1,040,576  $976,828  $622,657  $315,491
-------------------------------------------------------------------------------------------------

(1) Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                      INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                  2006     2005     2004(1)(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $13.04   $14.77      $13.37
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)                  0.35     0.36        0.17
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)          0.74    (1.52)       1.84
--------------------------------------------------------------------------------
  Total From Investment Operations                 1.09    (1.16)       2.01
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                      (0.34)   (0.44)     (0.57)
-----------------------------------------
  From Net Realized Gains                         (0.01)   (0.13)     (0.04)
--------------------------------------------------------------------------------
  Total Distributions                             (0.35)   (0.57)     (0.61)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.78   $13.04      $14.77
================================================================================
  TOTAL RETURN(4)                                  8.43%   (7.98)%     15.25%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                              0.62%     0.62%   0.63%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                              2.71%     2.37%   2.88%(5)
-----------------------------------------
Portfolio Turnover Rate                             206%      226%    104%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)         $88,812    $6,329     $1,263
--------------------------------------------------------------------------------

(1) August 2, 2004 (commencement of sale) through December 31, 2004.

(2) Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current year presentation.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------

International Bond - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-----------------------------------------------------------------------------------------
                                                           ADVISOR CLASS
-----------------------------------------------------------------------------------------
                                             2006     2005     2004(1)   2003(1)   2002
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $13.01   $14.75    $13.62    $12.16   $10.03
-----------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)             0.30     0.27      0.32      0.29     0.33
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)     0.74    (1.51)     1.42      2.08     2.00
-----------------------------------------------------------------------------------------
  Total From Investment Operations            1.04    (1.24)     1.74      2.37     2.33
-----------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                 (0.27)   (0.37)    (0.56)    (0.81)  (0.20)
-----------------------------------------
  From Net Realized Gains                    (0.01)   (0.13)    (0.05)    (0.10)     --
-----------------------------------------------------------------------------------------
  Total Distributions                        (0.28)   (0.50)    (0.61)    (0.91)  (0.20)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period              $13.77   $13.01    $14.75    $13.62   $12.16
=========================================================================================
  TOTAL RETURN(3)                             8.03%   (8.47)%   12.93%    19.60%  23.24%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.07%     1.07%    1.08%     1.09%   1.10%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         2.26%     1.92%    2.35%     2.55%   3.03%
-----------------------------------------
Portfolio Turnover Rate                        206%      226%     104%      112%    137%
-----------------------------------------
Net Assets, End of Period (in thousands)    $65,452   $61,663  $42,736   $21,137  $3,192
-----------------------------------------------------------------------------------------

(1) Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (the sole fund comprising the American Century International Bond Funds, hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audit, which included confirmation of securities at December
31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 20, 2007

------

Management

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested"
primarily by virtue of their engagement as officers of American Century
Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management,
Inc. (ACIM); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century Services,
LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century Global
Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to present); Partner and Founder, Ware &
Freidenrich (1968 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
KATHRYN A. HALL, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chief Executive Officer and
Chief Investment Officer, Offit Hall Capital Management, LLC (April 2002 to
present); President and Managing Director, Laurel Management Company, LLC (1996
to April 2002)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                    (continued)

------

Management

INDEPENDENT TRUSTEES (CONTINUED)
--------------------------------------------------------------------------------
PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Advisory Board Member
FIRST YEAR OF SERVICE: 2006
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider
Number of Portfolios in Fund Complex Overseen by Trustee: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.
--------------------------------------------------------------------------------
MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Oak Hill Platinum
Partners, and a Partner, Oak Hill Capital Management (1999 to present); Frank E.
Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1981
to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 2002
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee
FIRST YEAR OF SERVICE: 1984
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Director and Partner,
Windy Hill Productions, LP (educational software)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Trustee, President
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present). Also serves as: Chairman, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; Chief Executive
Officer, ACIM, ACGIM, ACIS and other ACC subsidiaries (October 2000 to October
2006); President, ACIM, ACGIM and other ACC subsidiaries (September 2002 to
September 2006); Executive Vice President, ACS (January 2005 to September 2006);
Director, ACC, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 43
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------

                                                                    (continued)

------

Management

OFFICERS
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Chief Administrative Officer, ACC (February 2006 to
present). Also serves as: President and Chief Executive Officer, ACS; Chief
Financial Officer and Chief Accounting Officer, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; Managing Director, Morgan Stanley (March 2000 to November
2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer and Senior Vice President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
First Year of Service: 1998
Principal Occupation(s) During Past 5 Years: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present). Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller, various American Century funds (1997 to September 2006)
--------------------------------------------------------------------------------
C. JEAN WADE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACC (August
2006 to present); Vice President, ACC and certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Senior Vice President, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

Share Class Information

Three classes of shares are authorized for sale by the fund: Investor Class,
Institutional Class and Advisor Class. The total expense ratio for Institutional
Class shares is lower than that of Investor Class shares. The total expense ratio for Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                   (continued)

------

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

Index Definitions

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (JPM GTGBI) is a
market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America,
Europe, Asia, and Australia.

Since January 1998, the FUND BENCHMARK has been the JPM GTGBI with the U.S.
excluded and Japan weighted at 15%.

Prior to January 1998, the FUND BENCHMARK was the J.P. Morgan ECU-Weighted
European Index.

------

[blank page]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo,
American Century and American Century
Investments are service marks of American
Century Proprietary Holdings, Inc.

                                         (c)2007 American Century Proprietary
                                         Holdings, Inc. All rights reserved.

                                         American Century Investment
                                         Services, Inc., Distributor
0702
SH-ANN-52875N-SUP

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2005:  $33,772
         FY 2006:  $24,847

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2005:  $0
         FY 2006:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2005:  $0
         FY 2006:  $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2005:  $4,670
         FY 2006:  $4,670

         These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2005:  $0
         FY 2006:  $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2005:  $0
         FY 2006:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2005:  $0
         FY 2006:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2005:  $104,670
         FY 2006:  $258,250

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios,
         Inc.'s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
         on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the
         Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

         /s/ William M. Lyons
By:      ----------------------------------------
         Name:  William M. Lyons
         Title: President

Date:    February 28, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ William M. Lyons
By:      ----------------------------------------
         Name:  William M. Lyons
         Title: President
                (principal executive officer)

Date:    February 28, 2007

         /s/ Robert J. Leach
By:      ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    February 28, 2007